Exhibit 99.1

CAREY WATERMARK INVESTORS INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of September 30, 2019 has been prepared as if the significant disposition during the fourth quarter of 2019 (noted herein) had occurred as of September 30, 2019. Our pro forma condensed consolidated statements of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 have been prepared based on our historical financial statements as if the significant disposition during the fourth quarter of 2019 had occurred on January 1, 2018. Pro forma adjustments are intended to reflect the estimated effect of our disposition activity described in Note 2. In our opinion, all adjustments necessary to reflect the effects of this disposition have been made.

The pro forma condensed consolidated financial information for the nine months ended September 30, 2019 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2019. The pro forma condensed consolidated financial information for the year ended December 31, 2018 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2018. This pro forma information is presented for informational purposes only and does not purport to be indicative of our financial results as if the transaction reflected herein had occurred on the date disclosed above or been in effect during the periods indicated above, nor are they necessarily indicative of our financial position or results of operations of future periods. The provisional accounting for the disposition is preliminary and therefore subject to change. Any such changes could have a material effect on the pro forma condensed consolidated financial information.

CAREY WATERMARK INVESTORS INCORPORATED
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
September 30, 2019
(in thousands)

	CWI Historical	Hampton Inn & Suites/Homewood Suites Denver Downtown Convention Center Disposition		Pro Forma
Assets
Investments in real estate:
Hotels, at cost	$2,085,575	$(82,205)	A	$2,003,370
Accumulated depreciation	(295,974)	12,433	A	(283,541)
Net investments in hotels	1,789,601	(69,772)		1,719,829
Assets held for sale	15,203	—		15,203
Equity investments in real estate	106,890	—		106,890
Operating lease right-of-use assets	47,461	—		47,461
Cash and cash equivalents	78,831	34,309	B	113,140
Intangible assets, net	65,184	—		65,184
Restricted cash	61,443	(2,831)	A	58,612
Accounts receivable, net	22,091	(397)	A	21,694
Other assets	24,761	(410)	A	24,351
Total assets	$2,211,465	$(39,101)		$2,172,364
Liabilities and Equity
Non-recourse debt, net, including debt attributable to Assets held for sale	$1,274,847	$(50,796)	A	$1,224,051
WPC Credit Facility	35,000	—		35,000
Accounts payable, accrued expenses and other liabilities	107,047	(1,629)	A	105,418
Operating lease liabilities	71,540	—		71,540
Due to related parties and affiliates	3,040	—		3,040
Other liabilities held for sale	208	—		208
Distributions payable	20,171	—		20,171
Total liabilities	1,511,853	(52,425)		1,459,428
Commitments and contingencies
Common stock	142	—		142
Additional paid-in capital	1,195,949	—		1,195,949
Distributions and accumulated losses	(548,011)	13,324	C	(534,687)
Accumulated other comprehensive loss	(266)	—		(266)
Total stockholders’ equity	647,814	13,324		661,138
Noncontrolling interests	51,798	—		51,798
Total equity	699,612	13,324		712,936
Total liabilities and equity	$2,211,465	$(39,101)		$2,172,364

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Nine Months Ended September 30, 2019
(in thousands except share and per share amounts)

	CWI Historical	Hampton Inn & Suites/Homewood Suites Denver Downtown Convention Center Disposition		Pro Forma
Revenue
Hotel Revenues
Rooms	$298,126	$(13,291)	D	$284,835
Food and beverage	127,126	(434)	D	126,692
Other operating revenue	40,483	(822)	D	39,661
Business interruption income	3,627	—		3,627
Total Hotel Revenues	469,362	(14,547)		454,815
Expenses
Rooms	66,227	(3,022)	D	63,205
Food and beverage	86,866	(303)	D	86,563
Other hotel operating expenses	21,366	(438)	D	20,928
Property taxes, insurance, rent and other	55,539	(1,086)	D	54,453
Sales and marketing	43,672	(2,007)	D	41,665
General and administrative	41,624	(1,248)	D	40,376
Repairs and maintenance	15,013	(376)	D	14,637
Management fees	12,971	(436)	D	12,535
Utilities	11,510	(304)	D	11,206
Depreciation and amortization	57,845	(1,825)	D	56,020
Total Hotel Operating Expenses	412,633	(11,045)		401,588
Asset management fees to affiliate and other expenses	11,073	(315)	D	10,758
Corporate general and administrative expenses	9,211	(9)	D	9,202
Gain on hurricane-related property damage	(880)	—		(880)
Transaction costs	1,483	—		1,483
Total Expenses	433,520	(11,369)		422,151
Operating income before net gain on sale of real estate	35,842	(3,178)		32,664
Net gain on sale of real estate	5,881	—		5,881
Operating Income	41,723	(3,178)		38,545
Interest expense	(50,205)	1,473		(48,732)
Equity in earnings of equity method investments in real estate, net	101	—		101
Net loss on extinguishment of debt	(136)	—		(136)
Other income	605	(1)	D	604
Loss before income taxes	(7,912)	(1,706)		(9,618)
Provision for income taxes	(2,133)	(52)	D	(2,185)
Net Loss	(10,045)	(1,758)		(11,803)
Income attributable to noncontrolling interests	(6,474)	—		(6,474)
Net Loss Attributable to CWI Stockholders	$(16,519)	$(1,758)		$(18,277)
Basic and Diluted Loss Per Share	$(0.12)			$(0.13)
Basic and Diluted Weighted-Average Shares Outstanding	141,332,118			141,332,118

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2018
(in thousands except share and per share amounts)

	CWI Historical	Hampton Inn & Suites/Homewood Suites Denver Downtown Convention Center Disposition		Pro Forma
Revenues
Hotel Revenues
Rooms	$385,189	$(16,637)	D	$368,552
Food and beverage	159,020	(603)	D	158,417
Other operating revenue	46,099	(1,075)	D	45,024
Business interruption income	23,579	—		23,579
Total Hotel Revenues	613,887	(18,315)		595,572
Expenses
Rooms	88,761	(3,778)	D	84,983
Food and beverage	112,708	(387)	D	112,321
Other hotel operating expenses	26,400	(516)	D	25,884
Property taxes, insurance, rent and other	62,586	(1,104)	D	61,482
Sales and marketing	57,763	(2,675)	D	55,088
General and administrative	53,417	(1,567)	D	51,850
Repairs and maintenance	19,857	(518)	D	19,339
Management fees	17,849	(549)	D	17,300
Utilities	14,701	(352)	D	14,349
Depreciation and amortization	77,170	(2,375)	D	74,795
Total Hotel Operating Expenses	531,212	(13,821)		517,391
Asset management fees to affiliate and other expenses	15,294	(421)	D	14,873
Corporate general and administrative expenses	11,602	(8)	D	11,594
Gain on hurricane-related property damage	(1,340)	—		(1,340)
Total Expenses	556,768	(14,250)		542,518
Operating income before net gain on sale of real estate	57,119	(4,065)		53,054
Net gain on sale of real estate	31,260	—		31,260
Operating income	88,379	(4,065)		84,314
Interest expense	(66,597)	2,014	D	(64,583)
Equity in losses of equity method investments in real estate, net	(1,315)	—		(1,315)
Net loss on extinguishment of debt	(511)	—		(511)
Other income	665	—		665
Income before income taxes	20,621	(2,051)		18,570
Provision for income taxes	(4,877)	(83)	D	(4,960)
Net Income	15,744	(2,134)		13,610
Income attributable to noncontrolling interests	(7,688)	—		(7,688)
Net Income Attributable to CWI Stockholders	$8,056	$(2,134)		$5,922
Basic and Diluted Income Per Share	$0.06			$0.04
Basic and Diluted Weighted-Average Shares Outstanding	139,376,034			139,376,034

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 1. Basis of Presentation

The pro forma condensed consolidated balance sheet as of September 30, 2019 and the pro forma condensed consolidated statement of operations for the nine months ended September 30, 2019 were derived from our historical consolidated financial statements included in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2019. The pro forma condensed consolidated statement of operations for the year ended December 31, 2018 was derived from our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

Note 2. Pro Forma Adjustments

Hampton Inn & Suites/Homewood Suites Denver Downtown Convention Center Disposition

On November 21, 2019, Carey Watermark Investors Incorporated sold its 100% ownership interest in the Hampton Inn & Suites/Homewood Suites Denver Downtown Convention Center to an unaffiliated third-party for a contractual sales price of $85.5 million with net proceeds after the repayment of the related mortgage loan of approximately $34.1 million, including the release of $3.1 million of restricted cash.

Balance Sheet Adjustments

A.     These adjustments represent the elimination of the carrying value of the assets and liabilities of the Hampton Inn & Suites/Homewood Suites Denver Downtown Convention Center.

B.     These adjustments represent the net proceeds received from the disposition of the Hampton Inn & Suites/Homewood Suites Denver Downtown Convention Center and were calculated as follows:

Hampton Inn & Suites/Homewood Suites Denver Downtown Convention Center Disposition
Net proceeds from purchaser, net of closing costs	$34,057
Changes in working capital	252
Net pro forma cash proceeds from purchaser, net of closing costs	$34,309

C.     This adjustment represents the pro forma gain on sale of real estate and is not reflected in the pro forma condensed consolidated statements of operations as the effect of the transaction is nonrecurring.

Statements of Operations Adjustments

D.     These adjustments represent the elimination of the revenue and expenses of Hampton Inn & Suites/Homewood Suites Denver Downtown Convention Center that were recorded during the nine months ended September 30, 2019 and the year ended December 31, 2018.

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